Finance costs	12 Months Ended
Mar. 31, 2021
Text Block [Abstract]
Finance costs
37	Finance costs

	For the year ended
	31 March 2021	31 March 2020	31 March 2019
Interest expense on (accounted at amortised cost)
- term loans	14,916	14,575	12,402
- loan from related party (refer note 44)	19	15	12
- acceptance	49	499	667
- buyer’s/supplier’s credit	68	420	1,159
- on working capital demand loan	252	602	331
- non convertible debentures	5,274	6,140	6,485
- compulsorily convertible debentures (unsecured)	60	59	78
- commercial papers	—	11	405
- senior secured notes	10,791	7,938	4,357
- lease liabilities	113	105	26
- compulsory convertible preference shares	3,361	2,230	—
- others	9	17	16
Bank charges	428	411	376
Option premium amortisation*	1,773	1,119	69
Loss on settlement of derivative instruments designated as cash flow hedge (net)*	76	302	304
Unwinding of discount on provisions	745	524	329
Unamortised ancillary borrowing cost written off#	347	520	523

Total	38,281	35,487	27,538

*
Reclassification of option premium amortisation on derivative instruments and loss on settlement of derivative instruments designated as cash flow hedge from other expenses to finance costs within the statement of profit or loss

The Group
re-assessed
classification of option premium amortisation on derivative instruments and loss on settlement of derivative instruments designated as cash flow hedge. The Group had previously classified these items under the head other expenses (note 36) in the statement of profit or loss. During the current financial year, the Group elected to change the classification of these items under the head finance costs in the statement of profit or loss, as the Group believes that such a reclassification provides more relevant information to the users of its financial statements given that it is aligned to practices adopted by its competitors. In addition, the derivative instruments are obtained to mitigate the currency risk on foreign currency interest-bearing loans and borrowings and accordingly classifying the same under head finance cost would be a more reliable presentation.
The Group applied this reclassification retrospectively and has an effect on the current and previous years presented. This reclassification has resulted in an increase in finance costs by INR 1,849 for the year ended 31 March 2021 (31 March 2020: INR 1,421, 31 March 2019: INR 373) with corresponding decrease in other expenses for the respective years. The reclassification has no impact on the profit/(loss) and basic and diluted earnings per share of the Group for the years ended 31 March 2021, 2020 and 2019.

This reclassification has resulted in increase in cash outflows from financing activities by INR 1,293 (31 March 2020: INR 1,119, 31 March 2019: INR 69) with a corresponding increase of cash inflows from operating activities for the year ended 31 March 2021, 2020 and 2019.

#	Represents transaction cost on long term interest-bearing loans and borrowings charged to the statement of profit or loss on account of derecognition due to substantial modification .